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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report (Date of earliest
                        event reported):
                          May 13, 1996



                         XYTRONYX, INC.
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     (Exact name of registrant as specified in its charter)



                            Delaware
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          (State or other jurisdiction of incorporation


         0-14838                                  36-3258753
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   (Commissioner File Number)       (IRS Employer Identification Number)




                     6555 Nancy Ridge Drive
                            Suite 200
                  San Diego, California  92121
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       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
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Item 5.   Other Events.

     The News Release dated May 13, 1996 announcing the acquisition of exclusive license to novel cancer therapy, filed as Exhibit 99.51 hereto, is hereby incorporated into this Report by reference.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  EXHIBITS. The following exhibit accompanies this Report:

   Exhibit
   Number                          Exhibit Description
   -------                         -------------------
     99.51 News Release dated May 13, 1996 announcing the acquisition of exclusive license to novel cancer therapy.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              XYTRONYX, INC.


                              By:  /s/ DALE SANDER
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                                   Dale Sander
                                   Chief Financial Officer

Date:  May 17, 1996


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                        INDEX TO EXHIBITS



Exhibit                                                            Sequentially
Number               Description of Exhibit                        Numbered Page
- ------               ----------------------                        -------------
 99.51 News Release dated May 13, 1996 announcing the acquisition of exclusive license to novel cancer therapy.


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